EXHIBIT 99.1

Success Entertainment Group International,  n/k/a Renavotio, Inc., Announces Approval of Name and Ticker Symbol Changes

Tulsa, Oklahoma--(-Newsfile Corp.–September 25, 2020-)--Success Entertainment Group International, Inc., a/k/a Renavotio, Inc. (OTCQB: SEGN), (the “Company” or “Renavotio”), today announced that the Financial Institute Regulatory Authority (FINRA) has approved the Company’s name change to Renavotio, Inc., and  its OTCQB ticker symbol change to “RIII.”  The Daily List Announcement Date is Friday, September 25, 2020, and the Market Effective Date is Monday, September 28, 2020. The Company’s new CUSIP number is 759958101.

The Company changed its corporate name with the state of Nevada to Renavotio, Inc. to better illustrate its current business operations and to highlight the newly configured Company.

“We are pleased that FINRA has approved our name and ticker symbol changes, as these are more reflective of our new business operations, product and service offerings. ‘Rena’ in Latin  means ‘reborn,’ and the  Company’s name change better parallels our corporate mission statement to ‘Renew and Revitalize our Infrastructure.’ Renavotio has worked hard during the past few months to close acquisitions and to identify additional target companies  to re-position the Company for new business opportunities and to accelerate future growth. Our objective is to create  shareholder value as we progress into new infrastructure, utility management and construction, and personal protective equipment (PPE) operating businesses,” said William “Billy” Robinson, Renavotio’s  Chief Executive Officer.

ABOUT REVAVOTIO, INC.

Renavotio’s business focuses on infrastructure opportunities, including medical protective equipment, 5G, utility construction, utility management, IoT, water, waste management technology, and related industries. The Company’s business and acquisition strategy concentrates on medical protective equipment and  infrastructure  with utility construction and  consulting/operational agreements with small towns or county CO-OPS that operate their own water and sewer systems, providing long-term savings, utilizing smart-utility monitoring, and dedicated engineering and service personnel. These platforms capture utility data from hand-held GPS devices or in-place sensors, with planned use of drones to identify waste contamination, leak detection, and topographic underground utility installation planning. Its wholly owned subsidiary, Utility Management Corp, is a holding company focused on infrastructure, 5G, utility construction, utility management, IoT, water and waste management technology, and related industries.  Utility Management Corp’s subsidiary, Utility Management and Construction (UMCCO), is an engineering and smart utility management company that provides a one-stop solution to rural communities to reduce the consumption of electricity, natural gas, and water utilities for commercial, industrial and municipal end users.  UMCCO’s unique approach creates immediate bottom line savings for its clients, by providing  engineering, planning, permitting and installation through their second wholly-owned subsidiary, Cross-Bo Construction, which specializes in water, sewer, Telcom, and 5G design and installation, establishing a long-term value proposition while also achieving respective sustainability goals. www.renavotio.com

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION:

This news release includes certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933,  as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include general business, economic, competitive, regulatory,  capital markets, political and social uncertainties.  There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. No information in this news release should be construed as any indication whatsoever of the Company’s future stock price, revenues, or  results of operations.  The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

IR Contact:
Renavotio, Inc.
Email Contact:  brobinson@renavotio.com
Telephone: +1 855-765-1900 ext. 101

Skyline Corporate Communications Group, LLC
Lisa Gray, Senior Account Manager

One Rockefeller Plaza, 11th Floor
New York, NY 10020
Office: (646) 893-5835
Email: lisa@skylineccg.com

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